SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549



                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  May 24, 2000



               FREEPORT-McMoRan COPPER & GOLD INC.


	           Delaware       			  1-9916 		          74-2480931

       (State or other	     	(Commission	         (IRS Employer
        jurisdiction of	      File Number)         Identification
        incorporation or			   Number)
        organization)


                        1615 Poydras Street
                   New Orleans, Louisiana  70112

  Registrant's telephone number, including area code:  (504) 582-4000



Item 5.  Other Events.

                         CAUTIONARY STATEMENT
The press release below contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as those regarding anticipated production rates and health and environmental impacts. We caution you that these statements are not guarantees of future performance, and our actual results may differ materially from those projected, anticipated or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from those anticipated in the forward-looking statements include unanticipated milling and other processing problems, labor relations, weather conditions, health and environmental problems and other factors described in more detail under the heading "Cautionary Statements" in our Form 10-K for the year ended December 31, 1999.

The following news release was issued by Freeport-McMoRan Copper & Gold Inc. on May 24, 2000:

	NEW ORLEANS, LA, May 24, 2000 -- Freeport-McMoRan Copper & Gold Inc. (NYSE:FCX) announced today that P.T. Freeport Indonesia (PTFI), its principal operating unit, in consultation with the Government of Indonesia, has voluntarily agreed to temporarily limit production at its Grasberg open pit to an average of no more than 200,000 metric tons of ore per day pending the conclusion of technical studies and recommendations for the safe re-use of the Wanagon basin, in response to the previously reported incident on May 4, 2000 involving an overburden stockpile at its Grasberg mine.

  As previously reported, on May 4, 2000 a slippage of the overburden waste caused a wave of water and material to overflow from Wanagon basin. Four employees of a contractor to PTFI working in the area are unaccounted for and presumed to have perished.

  Since the occurrence of the May 4th event, experts and international scientists have been engaged in intensive studies on the causes of the incident and the environmental effects of the overflow, as well as on potential revisions to the mine operating plan to prevent its recurrence. Pending a comprehensive review of the undergoing studies, PTFI will not place overburden in Wanagon basin.

  Based on analysis of data produced, no threat to human health and no long-term environmental impacts have been identified as a result of the overflow event. PTFI will compensate the local people for property damaged by the event and will provide appropriate financial benefits for the families of the lost workers.

 	PTFI has conducted its mining operations in Indonesia since 1972 under the close supervision of Department of Mines and Energy. Its operations, including its safety and environmental practices, have been conducted in accordance with the provisions of its Contract of Work (COW), with its ANDAL (environmental impact assessment) and with international standards within the mining industry. PTFI will continue to work with the Government authorities in a cooperative and transparent manner in the on-going efforts to investigate the incident.







                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                   FREEPORT-McMoRan COPPER & GOLD INC.


                   By: \s\ C. Donald Whitmire
                   --------------------------------
                         C. Donald Whitmire
                  Controller - Financial Reporting
                    (authorized signatory and
                   Principal Accounting Officer)


Date:  May 24, 2000